                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ----------------------



                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 15, 1998
                                          -------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



          Virginia                        0-25762              54-1719855
-------------------------------         -------------       ------------------
(State or other jurisdiction of         (Commission         (IRS Employer
       incorporation)                    File Number)       Identification No.)



11013 West Broad Street Road, Glen Allen, Virginia                23060
--------------------------------------------------             -----------
    (Address of principal executive offices)                    (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

Item 5.          Other Events.
                 -------------

                 The May 1998 monthly Certificateholder's Statements to investors were distributed June 15, 1998.


Item 7 (c).      Exhibits
                 ---------

                 The  following  are filed as exhibits  to this Report  under
                 Exhibit 20:

                 1.  May Performance Summary
                 2. Series 1993-1 Class A and Class B Certificateholder's Statements for the month of May 1998.
                 3. Series 1993-4 Class A and Class B Certificateholder's Statements for the month of May 1998.
                 4. Series 1994-3 Class A and Class B Certificateholder's Statements for the month of May 1998.
                 5. Series 1994-A Certificateholders' Statement for the month of May 1998.
                 6. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of May 1998.
                 7. Series 1995-2 Class A and Class B Certificateholder's Statements for the month of May 1998.
                 8. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of May 1998.
                 9. Series 1995-4 Class A and Class B Certificateholder's Statements for the month of May 1998.
                 10. Series  1996-1 Class A and Class B  Certificateholder's
                     Statements for the month of May 1998.
                 11. Series  1996-2 Class A and Class B  Certificateholder's
                     Statements for the month of May 1998.
                 12. Series  1996-3 Class A and Class B  Certificateholder's
                     Statements for the month of May 1998.
                 13. Series    1997-1   Class   A   and   Class   B
                     Certificateholder's Statements for the month of May
                     1998.
                 14. Series  1997-2 Class A and Class B Certificateholder's
                     Statements for the month of May 1998.
                 15. Series 1998-1 Class A and Class B Certificateholder's
                     Statements for the month of May 1998.

                 16. Trust Excess Spread Analysis

                                      Signature
                                      ---------

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.


                                      CAPITAL ONE MASTER TRUST

                                      By:  CAPITAL ONE BANK
                                           Servicer


                                      By:  /s/ David M. Willey
                                           ----------------------------------
                                           David M. Willey
                                           Senior Vice President and Treasurer



Date: June 15, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549







                             ----------------------






                                    EXHIBITS

                                       TO

                                    FORM 8-K













                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                                      Sequentially
Exhibit                                                                               Numbered
Number                Exhibits                                                        Page
-------               --------                                                        ------------
     1                May Performance Summary                                              07

     2                Series 1993-1 Class A and Class B Certificate-
                      holder's Statements for the month of May 1998                        09

     3                Series 1993-4 Class A and Class B Certificate-
                      holder's Statements for the month of May 1998                        11

     4                Series 1994-3 Class A and Class B Certificate-
                      holder's Statements for the month of May 1998                        13

     5                Series 1994-A Certificateholder's Statement for
                      the month of May 1998                                                15

     6                Series 1995-1 Class A and Class B Certificate-
                      holder's Statements for the month of May 1998                        16

     7                Series 1995-2 Class A and Class B Certificate-
                      holder's Statements for the month of May 1998                        18

     8                Series 1995-3 Class A and Class B Certificate-
                      holder's Statements for the month of May 1998                        20

     9                Series 1995-4 Class A and Class B Certificate-
                      holder's Statements for the month of May 1998                        22

     10               Series 1996-1 Class A and Class B Certificate-
                      holder's Statements for the month of May 1998                        24


     11               Series 1996-2 Class A and Class B Certificate-
                      holder's Statements for the month of May 1998                        26





     12               Series 1996-3 Class A and Class B Certificate-
                      holder's Statements for the month of May 1998                        28


     13               Series 1997-1 Class A and Class B Certificate-
                      holder's Statements for the month of May 1998                        30


     14               Series 1997-2 Class A and Class B Certificate-
                      holder's Statements for the month of May 1998                        32

     15               Series 1998-1 Class A and Class B Certificate-
                      holder's Statements for the month of May 1998                        35


     16               Trust Excess Spread Analysis                                         38
